SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  H.T.E., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 FLORIDA                             59-2133858
            ----------------------                -------------------
           (State of incorporation                (I.R.S. Employer
                or organization)                   Identification No.)

           1000 BUSINESS CENTER DRIVE
                LAKE MARY, FLORIDA                        32746
      ---------------------------------------           ----------
      (Address of principal executive offices)          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        TITLE OF EACH CLASS              NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED              EACH CLASS IS TO BE REGISTERED

             NONE                                     NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                          ----------------------------
                                (Title of Class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-22637), filed with the Securities and Exchange Commission on March 3, 1997 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

                  3.1      Amended and Restated Articles of Incorporation*

                  3.2      Amended and Restated By-laws of the Company*

                  4.1      Common Stock certificate*

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*Incorporated herein by reference to the Exhibit of the same number included with the Registrant's Registration Statement on Form S-1 (No. 333-22637).

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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  H.T.E., Inc.

                                  By: /s/  DENNIS J. HARWARD
                                      ------------------------
                                      Dennis J. Harward
                                      Chairman of the Board, President and
                                      Chief Executive Officer

Dated: June 5, 1997

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